SUPPLEMENT DATED APRIL 29, 2020 TO

THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED JUNE 28, 2019, AS SUPPLEMENTED

Effective as of April 3, 2020 the section titled “TRUSTEES AND OFFICERS” of the SAI for the Index Funds S&P 500® Equal Weight (the “Fund”) is hereby deleted and replaced in its entirety with the following:

TRUSTEES AND OFFICERS

Board of Trustees Responsibilities. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the Fund. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operation of the Fund is delegated to the Fund’s Adviser.

Trustees and Officers. The names of the Trustees of the Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees
Lance J. Baller (born 1974)	Trustee	Indefinite; since January 18, 2006	President, Ultimate Investments Inc. (1995 - present); President, Baller Enterprises, Inc. (1993 - present); President, Baller Family Foundation (2014 – present); Secretary and Vice President, High Speed Aggregate, Inc., (2010 - present); President, Lakeview Village, Inc. (2010 – 2019); Secretary, HSA Bedrock LLC (2014 - present); Member, RM Investments, (2014 - 2017); President, High Speed Mining, LLC (2014 - present); Chairman, Iofina PLC (2014 - present); CEO and Director, Global Healthcare REIT (2015 - present); Vice President and Secretary, Empire Aggregate Inc. (2018 - present); President, Empire Leasing, Inc. (2018 - present); President, Titan Au, Inc. (2018 - present); Managing Member, Yukon Au LLC (2018-present).	1	Co-Chairman, Eagle: XM; Director, Iofina PLC; Vice Chairman, NetAds International, Inc.; Director, Baylor Solar, (2014); Director, High Speed Mining (2014 – 2018); CEO and Director, Global Healthcare REIT (2015 - present); Director, Douglas County Soccer (2017 – present); Empire Au, Inc. (2018 – present); Director, GBB Management (2018 - present).
Vijoy P. Chattergy (born 1967)	Trustee	Indefinite; since April 3, 2020	President and Founder, VMLH, LLC, (2018–Present); Chief Investment Oﬃcer, Employees’ Retirement System of the State of Hawai‘i (2011–2018)	1	None
Kevin J. Trigueiro (born 1966)	Trustee	Indefinite; since January 18, 2006	Broker/Owner, the Kastle Group, LLC (2006 to 2013). Small Business IT and Marketing Consultant (2006 to present).	1	None

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael Willis (born 1966)	Trustee	Indefinite; since January 18, 2006	President of ONEFUND, LLC (2004 to present).	1	None

*	Mr. Willis may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act because of his ownership and control of the Adviser, and service as an officer of the Adviser.

**	The “Fund Complex” includes all series of the Trust and any other investment companies for which ONEFUND, LLC provides investment advisory services (currently one).

The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Willis (born 1966)	President, Treasurer and Secretary	Indefinite, Since January 18, 2006 (President), since November 25, 2009 (Treasurer and Secretary).	President of ONEFUND, LLC (2004 to present).
Theodore Uhl (born 1974)	Chief Compliance Officer	December, 2015 to May __, 2020	Deputy Compliance Officer of ALPS Fund Services, Inc. (“ALPS”) since June 2010.

All communications to the Trustees and Officers of the Fund may be directed c/o Index Funds, 737 Bishop Street, Mauka Tower, Suite 2850, Honolulu, HI 96813..

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas, in no particular order of importance: management or board experience in the investment management industry or companies or organizations in other fields, entrepreneurial experience, educational background and professional training; and experience as a Trustee of the Trust. Information discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

Michael Willis. Michael G. Willis is Founder and President of ONEFUND, LLC and Index Funds since 2004 and 2005 respectively. Mr. Willis has been the Lead Portfolio Manager for INDEX FUNDS S&P 500® EQUAL WEIGHT Fund (INDEX) since its inception in 2015. He has been a portfolio manager for 1940-Act mutual funds for the past 13 years. Prior to his association with ONEFUND, LLC, Mr. Willis worked in the investment banking industry for UBS Financial Services, Paine Webber, & Smith Barney. Mr. Willis was chosen to serve as a Trustee based on his experience as founder of these companies and his Wall Street portfolio management experience.

Lance J. Baller. Mr. Baller was co-founder, CEO and President (2010-2013), CFO (2006-2013) of Iofina Plc since prior to his departure for health reasons in June 2013. Mr. Baller returned to Iofina plc as Chairman in April 2014. Mr. Baller is currently the CEO Global Healthcare REIT since 2015. Mr. Baller is the former managing partner of The Elevation Fund and Elevation Capital Management. Mr. Baller is the former managing partner of Shortline Equity Partners, Inc., a mid-market merger and acquisitions consulting and investment company in the United States. He has actively served on the investment, audit, corporate governance, and compensation committees, while on the board of directors of companies in Asia and North America. Mr. Baller is also a former vice president of mergers and acquisitions, financing and corporate development at Integrated Biopharma, Inc. and prior to this a vice president of the investment banking firms UBS AG and Morgan Stanley. He has served as Chairman to various companies and has led successful restructurings. He was chosen to serve as a Trustee of the Trust based on his business, financial services, investment management and accounting experience.

Vijoy Chattergy. Mr. Chattergy brings to the Board his investment management leadership expertise in public, private, and nonprofit sector financial services entities, covering equities, fixed income, foreign exchange, and alternatives asset classes. Mr. Chattergy is the President and Founder of VMLH, LLC, a consulting firm which provides strategic and practical advice to global asset manager s. His professional experience includes work in the development of functional risk class portfolio design, risk management applications, and brand development. In addition, Mr. Chattergy has been selected to exclusive formal leadership programs spanning three decades and provides extraordinary global and multi-cultural sensitivity and experience. He was chosen to serve as a Trustee of the Trust based upon his investment management leadership and experience.

Kevin J. Trigueiro. Mr. Trigueiro brings to the Board almost two decades of service representing the nonprofit and real estate sectors. He has worked for a multinational nonprofit organization with a budget in excess of $100 million. In addition, he contributed to annual real estate sales topping $1 billion. He has since formed a private real estate company, while continuing to consult with small businesses on various internet and marketing initiatives. Mr. Trigueiro was chosen to serve as a Trustee of the Trust based on his business experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

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